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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement (File No.333-11656) of General Growth Properties, Inc. on Form S-8 of our report dated June 11, 2001, appearing in this Annual Report on Form 11-K of the General Growth Management Savings and Employee Stock Ownership Plan for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP


Chicago, Illinois
June 25, 2001